Income Taxes	12 Months Ended
Apr. 02, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

Income (loss) before income taxes consists of the following components (in thousands):

	Fiscal Year
	2016	2015	2014
United States	$(35,923)	$127,281	$(7,120)
Foreign	33,061	(6,040)	30,993
Total	$(2,862)	$121,241	$23,873

The components of the income tax provision are as follows (in thousands):

	Fiscal Year
	2016	2015	2014
Current (expense) benefit:
Federal	$(4,285)	$(15,862)	$(875)
State	(541)	(2,871)	24
Foreign	(33,346)	(16,175)	(9,939)
	(38,172)	(34,908)	(10,790)
Deferred (expense) benefit:
Federal	$27,794	$100,884	$488
State (1)	(31,229)	3,928	59
Foreign	15,624	5,158	(988)
	12,189	109,970	(441)
Total	$(25,983)	$75,062	$(11,231)

(1) In fiscal 2016, the state deferred tax expense included a $31.0 million income tax expense related to an increase in the valuation allowance for the deferred tax asset related to state net operating losses and tax credits.

A reconciliation of the (provision for) or benefit from income taxes to income tax (expense) or benefit computed by applying the statutory federal income tax rate to pre-tax (loss) income for fiscal years 2016, 2015 and 2014 is as follows (dollars in thousands):

	Fiscal Year
	2016		2015		2014
	Amount	Percentage	Amount	Percentage	Amount	Percentage
Income tax (expense) benefit at statutory federal rate	$1,002	35.00%	$(42,434)	35.00%	$(8,355)	35.00%
Decrease (increase) resulting from:
State benefit (provision), net of federal (provision) benefit	(1,320)	(46.14)	(6,710)	5.53	75	(0.31)
Tax credits	15,459	540.21	3,538	(2.92)	3,177	(13.31)
Foreign tax credits	—	—	—	—	574	(2.41)
Effect of changes in income tax rate applied to net deferred tax assets	(2,716)	(94.92)	(20)	0.02	(65)	0.27
Foreign tax rate difference	4,114	143.77	(13,342)	11.00	636	(2.66)
Change in valuation allowance	(25,120)	(877.84)	135,812	(112.02)	5,890	(24.67)
Adjustments to net deferred tax assets	—	—	—	—	2,939	(12.31)
Stock-based compensation	(5,362)	(187.37)	(1,309)	1.08	(635)	2.66
Tax reserve adjustments	(8,699)	(303.99)	(3,928)	3.24	(1,482)	6.21
Deemed dividend	(3,984)	(139.21)	(2,751)	2.27	(1,122)	4.70
Write-off U.K. gross deferred tax assets	—	—	—	—	(12,699)	53.19
Domestic production activities deduction	—	—	2,620	(2.16)	—	—
Other income tax benefit (expense)	643	22.49	3,586	(2.95)	(164)	0.69
	$(25,983)	(908.00)%	$75,062	(61.91)%	$(11,231)	47.05%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the basis used for income tax purposes. The deferred income tax assets and liabilities are measured in each taxing jurisdiction using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

Significant components of the Company’s net deferred income taxes are as follows (in thousands):

	Fiscal Year
	2016	2015
Deferred income tax assets:
Inventory reserve	$19,588	$15,878
Basis in stock and other investments	—	1,070
Equity compensation	93,340	85,150
Accumulated depreciation/basis difference	11,512	13,341
Net operating loss carry-forwards	52,050	72,169
Research and other credits	85,782	68,086
Other deferred assets	32,535	37,590
Total deferred income tax assets	294,807	293,284
Valuation allowance	(34,682)	(13,777)
Total deferred income tax assets, net of valuation allowance	$260,125	$279,507

Deferred income tax liabilities:
Amortization and purchase accounting basis difference	$(322,578)	$(410,801)
Accumulated depreciation/basis difference	(70,140)	(12,864)
Deferred gain	(1,227)	(2,506)
Other deferred liabilities	—	(2,685)
Total deferred income tax liabilities	(393,945)	(428,856)
Net deferred income tax (liabilities) assets	$(133,820)	$(149,349)

Amounts included in consolidated balance sheets:
Current assets	$—	$150,208
Current liabilities	—	—
Non-current assets	18,340	10,632
Non-current liabilities	(152,160)	(310,189)

Net deferred income tax (liabilities) assets	$(133,820)	$(149,349)

The Company has recorded a $34.7 million and a $13.8 million valuation allowance against the U.S. deferred tax assets and deferred tax assets at foreign subsidiaries as of April 2, 2016 and March 28, 2015, respectively. These valuation allowances were established based upon management's opinion that it is more likely than not that the benefit of these deferred tax assets may not be realized. Realization is dependent upon generating future income in the taxing jurisdictions in which the operating loss carryovers, credit carryovers, depreciable tax basis and other tax deferred assets exist. It is management's intent to reevaluate the ability to realize the benefit of these deferred tax assets on a quarterly basis.

The valuation allowance against net deferred tax assets increased in fiscal 2016 by $20.9 million. The increase was comprised primarily of $20.2 million increase in the valuation allowance for state deferred tax assets for net operating losses and tax credits, a $5.0 million increase in the valuation allowance for foreign net operating loss deferred tax assets, and a $4.3 million decrease in the valuation allowance related to a deferred tax asset recorded in the initial purchase price accounting for the Business Combination. The Business Combination adjustment related to a deferred tax asset which was recorded during fiscal 2015 in the initial purchase price accounting with a full valuation allowance, but which deferred tax asset was determined in fiscal 2016 to not exist as of the acquisition date. Accordingly, in fiscal 2016, that deferred tax asset was removed along with the offsetting deferred tax asset valuation allowance.

During fiscal 2016, North Carolina enacted legislation to reduce the corporate income tax rate from 5% to 4% and phase-in over a three-year period a move to a single sales factor apportionment methodology. In addition, the Company underwent operational changes to leverage existing resources and capabilities of its Singapore subsidiary and consolidate operations and responsibilities associated with its foreign back-end manufacturing operations and foreign customers in that Singapore subsidiary. Together these changes result in a significant decrease in the amount of future taxable income expected to be allocated to North Carolina and the other states in which the net operating loss and credit carryovers exist. As a result, it is no longer more likely than not that those state net operating loss and credit carryovers for which a valuation allowance is being provided will be used before they expire. The foreign net operating losses relate to the China subsidiary which owns the new internal assembly and test facility that became operational during the current fiscal year and has incurred losses since inception. At the end of fiscal 2016, a $5.2 million valuation allowance remained against foreign net deferred tax assets and a $29.5 million valuation allowance remained against domestic deferred tax assets as management has determined it is more likely than not that the related deferred tax assets will not be realized, effectively increasing the domestic net deferred tax liabilities.

The valuation allowance against net deferred tax assets decreased in fiscal 2015 by $129.5 million. The decrease was comprised of $135.7 million related to domestic deferred tax assets for which realization is now more likely than not with the increase in domestic deferred tax liabilities related to domestic amortizable intangible assets arising in connection with the Business Combination and other changes in the net deferred tax assets for foreign subsidiaries during the fiscal year, offset by an increase of $6.2 million related to deferred tax assets acquired in the Business Combination that are not more likely than not of being realized. As of the end of fiscal 2015, a $0.2 million valuation allowance remained against foreign net deferred tax assets and a $13.6 million valuation allowance remained against domestic deferred tax assets as it is more likely than not that the related deferred tax assets will not be realized, effectively increasing the domestic net deferred tax liabilities.

The valuation allowance against net deferred tax assets decreased in fiscal 2014 by $20.9 million. The decrease was comprised of the reversal of the $12.0 million U.K. valuation allowance established during fiscal 2013 and $15.1 million related to deferred tax assets used against deferred intercompany profits, offset by increases related to a $3.4 million adjustment in the net operating losses acquired in the Amalfi acquisition and $2.8 million for other changes in net deferred tax assets for domestic and for other foreign subsidiaries during the fiscal year. The U.K. valuation allowance was reversed in connection with the sale of the U.K. manufacturing facility in fiscal 2014 and the write-off of the remaining U.K. deferred tax assets.

As of April 2, 2016, the Company had federal loss carryovers of approximately $220.5 million that expire in fiscal years 2017 to 2035 if unused and state losses of approximately $173.5 million that expire in fiscal years 2017 to 2035 if unused. Federal research credits of $94.3 million, federal foreign tax credits of $4.9 million, and state credits of $52.4 million may expire in fiscal years 2018 to 2036, 2017 to 2026, and 2017 to 2031, respectively. Federal alternative minimum tax credits of $3.2 million will carry forward indefinitely. Included in the amounts above are certain net operating losses and other tax attribute assets acquired in conjunction with acquisitions in the current and prior years. The utilization of acquired domestic assets is subject to certain annual limitations as required under Internal Revenue Code Section 382 and similar state income tax provisions.

The Company has continued to expand its operations and increase its investments in numerous international jurisdictions. These activities expose the Company to taxation in multiple foreign jurisdictions. It is management's opinion that current and future undistributed foreign earnings will be permanently reinvested. Accordingly, no provision for U.S. federal and state income taxes has been made thereon. It is not practical to estimate the additional tax that would be incurred, if any, if the permanently reinvested earnings were repatriated. At April 2, 2016, the Company has not provided U.S. taxes on approximately $754.7 million of undistributed earnings of foreign subsidiaries that have been indefinitely reinvested outside the U.S.

In the Business Combination, the Company acquired foreign subsidiaries with tax holiday agreements in Costa Rica and Singapore. These tax holiday agreements have varying rates and expire in March 2024 and December 2021, respectively. Incentives from these countries are subject to the Company meeting certain employment and investment requirements. Income tax expense decreased in fiscal 2016 and 2015 by $8.3 million (approximately $0.06 per basic and diluted share impact), and $19.1 million (approximately $0.21 per basic and diluted share impact), respectively, as a result of these agreements.

The Company’s gross unrecognized tax benefits totaled $69.1 million as of April 2, 2016, $59.4 million as of March 28, 2015, and $39.4 million as of March 29, 2014. Of these amounts, $64.2 million (net of federal benefit of state taxes), $55.0 million (net of federal benefit of state taxes), and $30.9 million (net of federal benefit of state taxes) as of April 2, 2016, March 28, 2015, and March 29, 2014, respectively, represent the amounts of unrecognized tax benefits that, if recognized, would impact the effective tax rate in each of the fiscal years.

A reconciliation of the fiscal 2014 through fiscal 2016 beginning and ending amount of gross unrecognized tax benefits is as follows (in thousands):

	Fiscal Year
	2016	2015	2014
Beginning balance	$59,397	$39,423	$37,917
Additions based on positions related to current year	9,374	1,246	2,181
Additions for tax positions in prior years	2,723	23,986	229
Reductions for tax positions in prior years	(1,973)	(5,258)	(904)
Expiration of statute of limitations	(469)	—	—
Ending balance	$69,052	$59,397	$39,423

Of the fiscal 2015 additions to tax positions in prior years, $17.1 million was assumed by the Company in the Business Combination and relates to positions taken on tax returns for pre-acquisition periods.

It is the Company’s policy to recognize interest and penalties related to uncertain tax positions as a component of income tax expense. During fiscal years 2016, 2015 and 2014, the Company recognized $1.6 million, $1.2 million, and $0.9 million, respectively, of interest and penalties related to uncertain tax positions. Accrued interest and penalties related to unrecognized tax benefits totaled $5.0 million, $3.4 million, and $2.3 million as of April 2, 2016, March 28, 2015 and March 29, 2014, respectively.

The unrecognized tax benefits of $69.1 million and accrued interest and penalties of $5.0 million at the end of fiscal 2016 are recorded on the balance sheet as a $12.4 million long term liability, with the balance reducing the carrying value of the gross deferred tax assets.

Within the next 12 months, the Company believes it is reasonably possible that only a minimal amount of gross unrecognized tax benefits will be reduced as a result of reductions for tax positions taken in prior years where the only uncertainty was related to the timing of the tax deduction.

Income taxes payable of $29.9 million and $5.8 million as of April 2, 2016 and March 28, 2015, respectively, are included in "Other current liabilities" on the Consolidated Balance Sheets.

RFMD's and TriQuint's federal, North Carolina, and California tax returns for fiscal 2013 and calendar 2012, respectively, and subsequent tax years remain open for examination. Returns for calendar years 2005 through 2007 have been examined by the German taxing authorities and returns for subsequent fiscal tax years remain open for examination. Other material jurisdictions that are subject to examination by tax authorities are the U.K. (fiscal 2013 through present), Singapore (calendar 2011 through present) and China (calendar year 2004 through present). Tax attributes (including net operating loss and credit carryovers) arising in earlier fiscal years remain open to adjustment.